Principal Components of Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets:
Accrued expenses	$ 862	$ 716
Product warranty provision	8	8
Allowance for doubtful accounts	434	275
Inventory provision	1,921	1,973
Depreciation and amortization	2,811	2,978
Net operating loss carry forwards	5,058	4,370
Less: Valuation allowance	(11,094)	(10,320)
Net deferred tax assets	$ 0	$ 0